                                                          OMB APPROVAL
                                                    OMB Number: 3235-0059
                                                    Expires:  January 31, 2008
                                                    Estimated average burden
                                                    hours per response ......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.                )
                                                      --------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         3) Filing Party:

--------------------------------------------------------------------------------

         4) Date Filed:

--------------------------------------------------------------------------------

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FORM OF TELEPHONE REMINDER Q&A FOR JANUS OLYMPUS FUND SHAREHOLDERS

In looking at your account, I notice that you are a Janus Olympus Fund shareholder. As you may know, there is a shareholder meeting scheduled for October 26, 2006 regarding the proposed merger of Janus Olympus Fund into Janus Orion Fund. The Trustees for Janus Olympus Fund recommend that you vote in favor of this proposal.

HAVE YOU HAD A CHANCE TO SUBMIT YOUR VOTE REGARDING THE PROPOSED MERGER, EITHER BY PAPER, PHONE, OR INTERNET?

o    IF NOT YET VOTED

     - CAN I TRANSFER YOU TO OUR PROXY SOLICITOR, D.F. KING & CO., INC. TO CAST YOUR VOTE RIGHT NOW?

         o    YES -- Transfer shareholder to 800-628-8528

         o NO -- Ok. Let me give you D.F. King & Co., Inc.'s toll-free number so you can call them when it is convenient for you to cast your vote. They can be reached at 800-628-8528. Be sure to call and cast your vote before the October 26th shareholder meeting.

o    IF VOTED

     -   THANK YOU VERY MUCH FOR VOTING.

FOR INTERNAL USE ONLY / NOT FOR PUBLIC VIEWING OR DISTRIBUTION